UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2024

NanoVibronix, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36445	01-0801232
(Commission File Number)	(IRS Employer Identification No.)

969 Pruitt Ave, Tyler, Texas 77569

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 233-3004

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NAOV	Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer

As previously disclosed, NanoVibronix, Inc. (the “Company”) entered into an Employment Agreement, dated January 1, 2022, with Brian Murphy (the “2022 Murphy Agreement”), pursuant to which the parties agreed to have Mr. Murphy continue to serve as Chief Executive Officer of the Company, effective January 1, 2022. On September 20, 2024, the Company entered into a new Employment Agreement with Mr. Murphy (the “2024 Murphy Agreement”), pursuant to which the parties agreed to have Mr. Murphy continue to serve as Chief Executive Officer of the Company, effective September 20, 2024, through August 31, 2025, unless earlier terminated by either party pursuant to the 2024 Murphy Agreement. The 2022 Murphy Agreement terminated upon effectiveness of the 2024 Murphy Agreement.

As consideration for his services as Chief Executive Officer, Mr. Murphy will be entitled to receive (i) an annual base salary of $321,000, less applicable payroll deductions and tax withholdings; (ii) reimbursement of any reasonable and customary, documented out-of-pocket expenses actually incurred by Mr. Murphy in connection with the performance of his services under the 2024 Murphy Agreement; and (iii) an annual bonus of up to $100,000, less applicable payroll deductions and tax withholdings, based on the extent to which Mr. Murphy met performance criteria for the calendar year, as determined by the Company in good faith. Mr. Murphy may also be eligible to receive certain grants of incentive stock options to purchase shares of common stock of the Company.

Either party may terminate the 2024 Murphy Agreement at any time upon ninety (90) days written notice. Upon termination of Mr. Murphy’s employment, the Company shall pay Mr. Murphy (i) any unpaid salary accrued through the date of termination, (ii) any accrued and unpaid vacation or similar pay to which Mr. Murphy is entitled as a matter of law or Company policy, and (iii) any unreimbursed expenses properly incurred prior to the date of termination (the “Murphy Accrued Obligations”).

In the event the Company terminates Mr. Murphy’s employment for cause, the Company shall have no further liability or obligation to Mr. Murphy under the 2024 Murphy Agreement or in connection with Mr. Murphy’s employment, except for the Murphy Accrued Obligations.

The 2024 Murphy Agreement also contains certain standard non-competition, non-solicitation, confidentiality, and assignment of inventions requirements for Mr. Murphy.

The foregoing summary of the 2024 Murphy Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2024 Murphy Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Chief Financial Officer

As previously disclosed, the Company entered into an Employment Agreement, dated January 1, 2022, with Stephen Brown (the “2022 Brown Agreement”), pursuant to which the parties agreed to have Mr. Brown continue to serve as Chief Financial Officer of the Company, effective January 1, 2022. On September 20, 2024, the Company entered into a new Employment Agreement with Stephen Brown (the “2024 Brown Agreement”), pursuant to which the parties agreed to have Mr. Brown continue to serve as Chief Financial Officer of the Company, effective September 20, 2024, through August 31, 2025, unless earlier terminated by either party pursuant to the 2024 Brown Agreement. The 2022 Brown Agreement terminated upon effectiveness of the 2024 Brown Agreement.

As consideration for his services as Chief Financial Officer, Mr. Brown will be entitled to receive (i) an annual base salary of $267,500, less applicable payroll deductions and tax withholdings; (ii) reimbursement of any reasonable and customary, documented out-of-pocket expenses actually incurred by Mr. Brown in connection with the performance of his services under the 2024 Brown Agreement; and (iii) an annual bonus of up to $50,000, less applicable payroll deductions and tax withholdings, based on the extent to which Mr. Brown has met performance criteria for the calendar year, as determined by the Company in good faith. Mr. Brown may also be eligible to receive certain grants of incentive stock options to purchase shares of common stock of the Company.

Either party may terminate the 2024 Brown Agreement at any time upon ninety (90) days written notice. Upon termination of Mr. Brown’s employment, the Company shall pay Mr. Brown (i) any unpaid salary accrued through the date of termination, (ii) any accrued and unpaid vacation or similar pay to which Mr. Brown is entitled as a matter of law or Company policy, and (iii) any unreimbursed expenses properly incurred prior to the date of termination (the “Brown Accrued Obligations”).

In the event the Company terminates Mr. Brown’s employment for cause, the Company shall have no further liability or obligation to Mr. Brown under the 2024 Brown Agreement or in connection with Mr. Brown’s employment, except for the Brown Accrued Obligations.

The 2024 Brown Agreement also contains certain standard non-competition, non-solicitation, confidentiality, and assignment of inventions requirements for Mr. Brown.

The foregoing summary of the 2024 Brown Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2024 Brown Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated as of September 20, 2024, by and between Brian Murphy and NanoVibronix, Inc.
10.2	Employment Agreement, dated as of September 20, 2024, by and between Stephen Brown and NanoVibronix, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2024	NANOVIBRONIX, Inc.

	By:	/s/ Stephen Brown
	Name:	Stephen Brown
	Title:	Chief Financial Officer